Exhibit 32.2

Certification Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant To
Section 906 of The Sarbanes-Oxley Act of 2002
I, Bradford Peppard, Chief Financial Officer of Rainmaker Systems, Inc. (the “Company”), certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:
(1) the Annual Report of the Company on Form 10-K for the year ended December 31, 2013, as filed with the Securities and Exchange Commission (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Bradford Peppard
Bradford Peppard
Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)
April 1, 2014